SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported): September 18, 2006

GREENWICH CAPITAL ACCEPTANCE, INC. (as depositor under the Amended and Restated Pooling and Servicing Agreement, relating to the DSLA Mortgage Loan Trust 2006-AR1, Mortgage Pass-Through Certificates, Series 2006-AR1)

DSLA Mortgage Loan Trust 2006-AR1
(Exact name of Issuing Entity as specified in its charter)

Greenwich Capital Acceptance, Inc.
(Exact name of Depositor as specified in its charter)

Greenwich Capital Financial Products, Inc.
(Exact name of Sponsor as specified in its charter)
Greenwich Capital Acceptance, Inc.
(Exact name of Registrant as specified in its charter)
Delaware	333-127352	06-1199884
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Steamboat Road Greenwich, CT 06830
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (203) 625-2700

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

The Registrant registered issuances of its DSLA Mortgage Loan Trust 2006-AR1 Mortgage Loan Pass-Through Certificates, Series 2006-AR1 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-127352) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $985,487,000  aggregate principal amount of Class 1A-1A, Class 1A-1B, Class 2A-1A, Class 2A-1B, Class 2A-1C, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates of its DSLA Mortgage Loan Trust 2006-AR1 Mortgage Loan Pass-Through Certificates, Series 2006-AR1 on March 30, 2006.

The Certificates were issued pursuant to a Pooling and Servicing Agreement (the “Original Pooling and Servicing Agreement”), dated as of March 1, 2006, among Greenwich Capital Acceptance, Inc., as Depositor (the “Depositor”), Greenwich Capital Financial Products, Inc., as Seller (the “Seller”), Wells Fargo Bank, N.A., as Master Servicer (in such capacity, the “Master Servicer”) and Securities Administrator (in such capacity, the “Securities Administrator”), Clayton Fixed Income Services, Inc., as Credit Risk Manager (the “Credit Risk Manager”), and Deutsche Bank National Trust Company, as Trustee (in such capacity, the “Trustee”) and Custodian (in such capacity, the “Custodian”).  The Original Pooling and Servicing Agreement was previously filed on a Current Report on Form 8-K on April 14, 2006.  The Original Pooling and Servicing Agreement was amended by the Amended and Restated Pooling and Servicing Agreement, dated and effective as of May 1 (the “Amended and Restated Pooling and Servicing Agreement”), among the Depositor, the Seller, the Master Servicer, the Securities Administrator, the Credit Risk Manager, the Trustee and Custodian.  The Amended and Restated Pooling and Servicing Agreement was previously filed on a Current Report on Form 8-K on June 21, 2006.

Amendment Number One, dated and effective as of September 15, 2006 (“Amendment Number One”) to the Amended and Restated Pooling and Servicing Agreement, among the Depositor, the Seller, the Master Servicer, the Securities Administrator, the Credit Risk Manager, the Trustee and the Custodian, is attached hereto as Exhibit 4.1.  Amendment Number One conforms certain terms of the Amended and Restated Pooling and Servicing Agreement relating to the optional purchase of mortgage loans and other property of the trust fund and termination of the trust fund to the description thereof provided in the Prospectus.  All capitalized terms used but not specifically defined herein have the meaning assigned to such terms in the Amended and Restated Pooling and Servicing Agreement.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

Not applicable.

(b)  Pro forma financial information:

Not applicable.

(c)  Shell Company Transactions

Not applicable.

(d)  Exhibits:

Exhibit No.

Description

4.1

Amendment Number One dated as of September 15, 2006 among Greenwich Capital Acceptance, Inc., as Depositor (the “Depositor”), Greenwich Capital Financial Products, Inc., as Seller (the “Seller”), Wells Fargo Bank, N.A., as Master Servicer (in such capacity, the “Master Servicer”) and Securities Administrator (in such capacity, the “Securities Administrator”), Clayton Fixed Income Services, Inc., as Credit Risk Manager (the “Credit Risk Manager”), and Deutsche Bank National Trust Company, as Trustee (in such capacity, the “Trustee”) and Custodian (in such capacity, the “Custodian”) to the Amended and Restated Pooling and Servicing Agreement dated as of March 1, 2006 among the Depositor, the Seller, the Master Servicer, the Securities Administrator, the Credit Risk Manager, the Trustee and the Custodian.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GREENWICH CAPITAL ACCEPTANCE, INC.

By:_/s/ Shakti Radhakishun___________
Name:  Shakti Radhakishun
Title: Senior Vice President

Dated:  September 18, 2006

Exhibit Index

Exhibit

Page

4.1

Amendment Number One dated as of September 15, 2006 among Greenwich Capital Acceptance, Inc., as Depositor (the “Depositor”), Greenwich Capital Financial Products, Inc., as Seller (the “Seller”), Wells Fargo Bank, N.A., as Master Servicer (in such capacity, the “Master Servicer”) and Securities Administrator (in such capacity, the “Securities Administrator”), Clayton Fixed Income Services, Inc., as Credit Risk Manager (the “Credit Risk Manager”), and Deutsche Bank National Trust Company, as Trustee (in such capacity, the “Trustee”) and Custodian (in such capacity, the “Custodian”) to the Amended and Restated Pooling and Servicing Agreement dated as of March 1, 2006 among the Depositor, the Seller, the Master Servicer, the Securities Administrator, the Credit Risk Manager, the Trustee and the Custodian.

EXHIBIT 4.1